Amedisys Fourth Quarter 2017 Earnings Call Supplemental Slides February 28th, 2018 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

# Investment Rationale

Favorable patient demographics, strong revenue and EBITDA growth in the face of rate cuts, a pristine balance sheet and an advantageous capital position make Amedisys an attractive investment

## Strategic Positioning

### Demographic Trends

- Demographic trends favorable for Home Health, Hospice and Personal Care
- Enrollment in Medicare expected to grow from 57M in 2016 to 81M in 2030

### Leader in Quality

- Focus on clinical distinction has made Amedisys one of the leaders in Home Health quality – 4.30 Quality of Patient Care Star Score

### Impact on System

- Lowest cost setting of care on average (~$5,210 per episode) ~32% less costly than Skilled Nursing Facilities

## Financial Performance

### Revenue & EBITDA Growth

- Year over year Revenue growth of ~7% and EBITDA growth of ~29% in the face of ~$14M of rate cuts

### Growth

- Hospice has grown ADC from 4,542 in 1Q'15 to 7,162 in 4Q'17
- Home health same store episodic volume growth of 6% (ex. Florida closures)

### Capital Position

- Strong balance sheet with nearly no debt
- Generated $95M in free cash flow for 2017

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# Our Key Areas of Focus

Strategic areas of focus for 2018 and beyond

## 1 Organic Growth

- **Hospice**: Continued growth at high single / low double digit pace (Admissions +8%, ADC +12%) for 4Q'17
- **Home Health**: BD FTE ramp continuing to progress and impacting growth. Same store episodic admissions +3%, non-episodic admissions +7% and same store episodic volume +6% for 4Q'17
- **Personal Care**: Double digit growth in billable hours / quarter +43%

## 2 BD Recruiting / Retention

- Focus on BD recruiting and retention paying off as we achieved our 4Q'17 BD FTE target (adjusted for FL closure impact of 20 FTE's)
- BD vacancy rate at end of December: 0.7%, down from 8.6% in April
- Targeting industry leading employee retention amongst all employee categories
- Focus on reduction of clinical turnover

## 3 Clinical Initiatives

- Quality: Amedisys improves STARS scores to 4.30 (Apr'18 preview) with 89% of providers at 4+ STAR rating
- 29 Amedisys providers rated at 5-Stars in the April 2018 Preview
- Clinical Programs: Heart Failure program drove a 5% reduction in 30-day hospitalization rates and 8% reduction in 60-day hospitalization rates for high-risk patients
- Focus on reduction of 30-Day and 60-Day ACH rate

## 4 Impact Capacity and Productivity

- Continued training on productivity tool optimization will help to impact RN / LPN & PT / PTA ratio and give field leaders better insight into capacity by clinician providing more clarity around staffing needs
- Since Jan. 1, 2017, clinician productivity has increased ~7% (partially due to increased volume being available) – helping to drive down CPV
- Rolling out Director of Operations (DOO) leadership training

## 5 M&A

- Preference to acquire assets in: Hospice; Personal Care tuck-in's, and opportunistic regional acquisitions in Home Health
- Unlevered balance sheet (0.0x) gives us access to capital
- Pipeline strong but price expectations challenging – looking for small tuck-in's and for de novo's

## 6 Regulatory

- Home Health final rule impacts AMED by (0.7%)
- Rural add-on extended:
  - 2018: 3%
  - 2019: 3%
  - 2020: 2%
  - 2021: 1%
- 2018 Hospice rate increase of 1% effective 10/1/17

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# Highlights and Summary Financial Results (Adjusted): 4Q 2017[1]

Same store Home Health Episodic admissions up (+3%) excluding Florida closures. Hospice (+8% same store admissions) and Personal Care (+43% billable hours) continue their strong growth

**4Q'17 Amedisys Consolidated**

- Revenue Growth: +11%
- EBITDA: $37M (+22%)
- EBITDA Margin: 9.2%
- EPS: $0.56 (+27%)

amedisys

**4Q'17 Balance Sheet & Cash Flow**

- Net debt: $4.3
- Leverage ratio: 0.0x (net)
- CFFO: $32.2M
- Free cash flow [5] : $29.7M

**4Q'17 Home Health**

*Same Store Admissions* [2]:
- Episodic [3]: +3%
- Non-Episodic: +7%

*Same Store Volume* [3][4]:
- Episodic: +6%

*Other Statistics*:
- Total cost per visit: (0.1%)
- Medicare Recert Rate: +250 bps

**4Q'17 Hospice**

*Same Store Volume*:
- Admissions: +8%
- ADC: +12%

*Other Statistics*:
- Cost per day: +2%

**4Q'17 Personal Care**

*Growth Metrics* [6]:
- Billable hours/quarter: +43%
- Clients served: +72%

**4Q'17 Adjusted Financial Results(1)**

| $ in Millions, except EPS | 4Q16 | 4Q17 | FY 16 | FY 17 |
|---|---|---|---|---|
| Home Health | 267.2 | 287.3 | 1,084.5 | 1,108.3 |
| Hospice | 85.2 | 98.2 | 316.8 | 371.0 |
| Personal Care | 12.7 | 18.7 | 35.9 | 60.9 |
| **Total Revenue** | $ 365.1 | $ 404.2 | $ 1,437.2 | $ 1,540.2 |
| *Gross Margin %* | *41.8%* | *41.0%* | *42.1%* | *41.5%* |
| **Adjusted EBITDA** | 30.5 | 37.1 | 109.9 | 142.2 |
| | *8.4%* | *9.2%* | *7.6%* | *9.2%* |
| **Adjusted EPS** | $0.44 | $0.56 | $1.55 | $2.21 |
| Free cash flow [5] | $27.2 | $29.7 | $50.5 | $95.1 |

1. *The financial results for the three-month periods and years ended December 31, 2016 and December 31, 2017 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same store admissions exclude 7 closed and consolidated care centers in FL.*
3. *Episodic admissions and volume – Includes Medicare and non-Medicare payors that bill on a 60-day episode of care basis.*
4. *Same Store Episodic volume – Includes admissions and recertifications (ex. Florida closures).*
5. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*
6. *Includes acquisitions and full 4Q'16 impact of AHC and other Personal Care acquisitions*

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# OUR REVENUE SOURCES

### Amedisys Consolidated


4.0%
24.0%
72.0%
Home Health
Hospice
Personal Care

### Home Health Revenue


16.5%
11.3%
72.2%
Medicare FFS
Private Episodic
Per Visit

### Hospice Revenue


5.5%
94.5%
Medicare FFS
Private

- **Medicare FFS**: Paid episodically over a 60 day episode
- **Private Episodic**: MA and Commercial plans who pay us over a 60 day episode. Generally at rates ~90% – 100% of Medicare
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit provided

**Per Day Reimbursement:**

- **Routine Care:** Patient at home with symptoms controlled – **99% of the Hospice care AMED provides**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled amedisys

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# Home Health and Hospice Segment (Adjusted) – 4Q 2017[1]

## Home health same store episodic volume up; Hospice continues to outperform

| HOME HEALTH<br>$ in Millions | 4Q16 | 4Q17 | Year Ended<br>2016 | Year Ended<br>2017 |
|---|---|---|---|---|
| Medicare | 202.1 | 205.0 | 821.4 | 799.8 |
| Non-Medicare | 65.1 | 82.3 | 263.1 | 308.5 |
| **Home Health Revenue** | **$267.2** | **$287.3** | **$1,084.5** | **$1,108.3** |
| *Gross Margin %* | *40.1%* | *39.1%* | *40.6%* | *39.5%* |
| **Segment EBITDA** [2] | **36.6** | **37.2** | **147.3** | **143.5** |
| | *13.7%* | *12.9%* | *13.6%* | *12.9%* |
| **Operating Statistics** | | | | |
| Episodic admit growth - same store [3] | 4% | 3% | 4% | 2% |
| Episodic admits - total | 54,333 | 54,876 | 220,981 | 223,612 |
| Episodic Recerts - total | 28,604 | 31,958 | 114,215 | 121,963 |
| Total Volume | 82,937 | 86,834 | 335,196 | 345,575 |
| Medicare admit growth - same store | 2% | (2%) | 3% | (2%) |
| Non-Medicare episodic admits - same store | 20% | 26% | 16% | 27% |
| Non-Medicare non-episodic admits - same store | (9%) | 7% | (3%) | 2% |
| Total Cost per visit | $92.47 | $92.37 | $89.71 | $90.48 |

| HOSPICE<br>$ in Millions | 4Q16 | 4Q17 | Year Ended<br>2016 | Year Ended<br>2017 |
|---|---|---|---|---|
| Medicare | 80.7 | 92.7 | 298.5 | 350.7 |
| Non-Medicare | 4.5 | 5.5 | 18.3 | 20.3 |
| **Hospice Revenue** | **$85.2** | **$98.2** | **$316.8** | **$371.0** |
| *Gross Margin %* | *49.5%* | *49.2%* | *48.5%* | *50.2%* |
| **Segment EBITDA** [2] | **21.5** | **26.8** | **78.6** | **103.8** |
| | *25.2%* | *27.3%* | *24.8%* | *28.0%* |
| **Operating Statistics** | | | | |
| Admit growth - same store | 16% | 8% | 17% | 11% |
| ADC growth - same store | 13% | 12% | 16% | 15% |
| Admits | 5,769 | 6,371 | 22,526 | 25,381 |
| ADC | 6,318 | 7,162 | 5,912 | 6,820 |
| Avg. discharge length of stay | 99 | 96 | 96 | 93 |
| Revenue per day (net) | $146.56 | $149.12 | $146.05 | $149.04 |
| Cost per day | $73.91 | $75.74 | $75.36 | $74.25 |

### Home Health Highlights

- Overall **same store episodic admissions** ex. FL closures +3%
- **Total same store episodic volume** growth +6% (admissions plus recertifications) [ex. Florida closures]
- Y/Y CPV decrease of (0.1%) in 4Q

### Hospice Highlights

- **Same store average daily census (ADC)** up 12% in 4Q
- Net revenue per day up 2% y/y
- Two providers over cap as of Q4'17, less than $300k liability

1. *The financial results for the three-month periods and years ended December 31, 2016 and December 31, 2017 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Segment EBITDA does not include any corporate G&A expenses.*
3. *Same store episodic admissions exclude 7 closed and consolidated care centers in FL.*

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General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue decreased 180 basis points Home Health segment G&A: 80 bps y/y decrease as % of revenue Hospice segment G&A: 20 bps decrease y/y as % of revenue Personal Care segment G&A: 20 bps increase y/y as % of revenue Corporate G&A: 100 bps decrease y/y as % of total revenue G&A has increased $5.4M in 4Q17 vs. 4Q16: ~$2.5M related to acquisitions with the remainder driven by higher health insurance and planned wage increases The financial results for the three-month periods ended December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include bad debt expense or depreciation and amortization. Impact of G&A cost control materializing as operational efficiencies are realized

Status Category Update Ongoing Initiative Quality ratings (Stars & VBP) Amedisys improves quality of patient care star sore to 4.30 in the April 2018 HHC preview with 89% of providers at 4+ Stars; focusing on readmission reduction; Hospice quality metrics initially released Clinical Initiatives & Readmissions Create innovative industry-leading, clinical programs and define, develop and implement standardized care protocols at point of care BD Staffing / Turnover We exited December with 758 BD FTE’s and achieving our 4Q’17 target (adjusted for FL closures ~20 BD FTE’s); significantly slowed turnover of productive staff that was occurring in late 2016 Clinical Staffing & Turnover For the year, we filled nearly 4,400 clinical positions including 1,100 in 4Q’17 HCHB 2.0 Re-training the field to become system “super-users” or drive more efficiencies and organizational standardization Cost Initiatives / Margin We delivered the run rate savings opportunities of $46M by 4Q’17; delivered on margin opportunity despite rate cuts (margin adjusted for rate cuts and Personal Care is ~12% in 4Q’17) Accounts Receivable DSO increased to 44.0. DSO excluding impact of FL ZPIC and Tenet acquisition was 40.9 Home Health Same store episodic admissions ex. FL closures up +3%. Same store total episodic volume growth +6% (admissions + recertifications) [ex. FL closures] Hospice Hospice performance continues to be stellar. Same store Hospice admissions +8% and SS ADC growth +12% Personal Care Billable hours/quarter: +43%. Highly efficient integration process. Realizing synergies from HomeStaff acquisition. Targeting additional acquisitions and efficiency as platform is built out M&A Valuations remain high. Continue focus on Hospice, Personal Care and strategic Home Health acquisitions but will remain disciplined. Pipeline full Reimbursement Impact of home health rate cut ~$4.2M related to 2017 and ~$1.0M related to 2018. offset by ~4.6M due to patient acuity levels. 2018 home health reimbursement for AMED (0.7%) How we’re tracking Clinical Distinction Employer of Choice Operational Excellence & Efficiency Driving Growth Outstanding Outcomes for Our Patients In Their Homes Care Centers & Clinical Teams Heart failure program drove a 5% reduction in 30-day hospitalization rates and 8% reduction in 60-day hospitalization rates Continued focus on retention through engagement and development opportunities. Increased emphasis on HH BD staffing and retention paying dividends Home Health growth in total episodic volume has been significant: 7.0% for 4Q’17 (6% on a same store basis) Focusing M&A efforts on Hospice and Personal Care, while maintaining price discipline Productivity and staffing tool rolled out. Productivity for all clinician disciplines has improved since the roll out of the tool, with the most significant and impactful change seen in our RN and LPN staff, both improving 2 weighted visits (RN: 27.8 - 29.6, LPN: 28.4 – 30.3)

# Star scores continue to trend upwards: Among industry leaders

## Quality of Patient Care (QPC)

| Metric | OCT 17 Release | JAN 18 Release | APR 18 PREVIEW |
|---|---|---|---|
| Quality of Patient Care | 4.13 | 4.22 | 4.30 |
| Entities at 4+ Stars | 81% | 88% | **89%** |



QPC Industry Performance
4.50
4.00
3.50
3.00
Jul 15 Oct 15 Jan 16 Apr 16 Jul 16 Oct 16 Jan 17 Apr 17 Jul 17 Oct 17 Jan 18 Apr 18
QPC Top Competitor
AMED QPC Score
QPC Industry Avg

## Patient Satisfaction (PS)

| Metric | JUL 17 Release | OCT 17 Release | JAN 18 Release |
|---|---|---|---|
| Patient Satisfaction Star | 4.08% | 3.56% | 3.85* |
| Performance Over Industry | +8% | +6% | +7% |



PS Industry Performance
*Scoring methodology changed dropped entire industry's PS STAR scores
4.50
4.00
3.50
3.00
Jan 16 Apr 16 Jul 16 Oct 16 Jan 17 Apr 17 Jul 17 Oct 17 Jan 18
PS Top Competitor
AMED PS Score
PS Industry Avg

Note: *Top Competitor Avg weighted by CCN count and include LHC, Kindred, AFAM, HLS and BKD*

- Amedisys maintains a 4-Star average in the April 2018 HHC preview with **89% of our providers at 4+ Stars** and 56% at 4.5+ Stars
- **STAR score improvement for the ninth consecutive quarter** (from initial Jul 15 release to Jan 18 preview)
- **Twenty-nine Amedisys providers (representing 54 care centers) rated at 5-Stars in the April 2018 preview**
- Industry impacted by calculation methodology change resulting in industry wide Patient Satisfaction drop

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Hospice Quality * Analyses examined outcomes for patients with a primary diagnosis related to heart failure, and found that patients in the Heart Failure (HF) program were significantly less likely to be hospitalized within 30 days (p < 0.0001) and within 60 days (p < 0.0001) than those who were not in the HF program. Source: Heart Failure Fact Sheet. Centers for Disease Control and Prevention, Division for Heart Disease and Stroke Prevention. June 2016. Hospice Quality

Dotted lines represent projections Adjusting for Florida closures (20 BD FTE’s) we achieved our 4Q’17 BD FTE’s target On Target to Reach 775 BD FTEs by End of 4Q’17 Vacancy Rate goal of 6% by YE 2017 achieved and surpassed BD recruiting SWAT team responsible for the significant ramp in BD FTEs Decline in BD FTE’s due to FL closures (20 FTE impact)

In early 2015, we discussed a plan to deliver $46M in annualized run rate savings by the end of this year and have achieved much of this to date, which has driven improved margins $46 million in Targeted Savings by Q4 2017

Components 4Q’16 3Q’17 4Q’17 YoY Variance Detail Mitigation Plan Salaries $62.94 $61.65 $61.80 ($1.14) YoY decrease driven by increased productivity. Sequential increase due to planned salary increases Staffing mix optimization, productivity and scheduling improvement initiatives in place helped us overcome planned salary increases Contractors $2.17 $2.81 $2.93 $0.76 YoY increase due to increasing volumes Contractor utilization decreases as clinician capacity increases post HCHB; increases due to increased volume in quarter Benefits $11.10 $11.12 $12.35 $1.25 Workers Compensation and Health Insurance (high cost claims) driving YoY increase Focus on cost containment and spend optimization Transportation & Supplies $7.25 $6.95 $6.80 ($0.45) YoY decrease primarily due to transportation costs More effective medical supply contracting cost initiatives are underway *Visiting Staff CPV $83.46 $82.53 $83.88 $0.42 Clinical Managers $9.01 $8.30 $8.49 ($0.52) Fixed cost associated with non-visiting clinicians Unit cost reduced as volume increases Total CPV $92.47 $90.83 $92.37 ($0.10) Operational Excellence: Cost Per Visit (CPV) Total CPV decreased due to improvement in clinician productivity *Note: Direct comparison with industry competitors CPV calculation $83.46 $82.53 $83.88

Why Invest in Hospice Hospice segment primed for further investment Patient Volumes 6-Year CAGR of 4.0% Medicare Spending 6-Year CAGR of 5.7% Medicare cost per day Most Cost Efficient Setting of Care Percentage of Hospice Providers (4,199 total providers) Aggregate Medicare Margins N/A 1 Our organization and leadership in the segment have been delivering outstanding organic growth and strong financial performance – it makes sense to leverage that expertise 2 The alignment of patient / family preference and market forces continue to increase the number of people electing the hospice benefit 3 The reimbursement environment has been stable and we expect that to continue 4 The space is fragmented and there is opportunity to gain advantage and scale through acquisition (Top ten players have ~18.3% market share) Routine Inpatient Respite Continuous Patient at home with symptoms controlled – 99% of the Hospice care AMED provides Patient in facility with uncontrolled symptoms Patient at facility with symptoms controlled Patient at home with uncontrolled symptoms Types of Hospice care Source: 2017 Medpac Healthcare Spending and Medicare Data Book

Driving Top Line Growth: Hospice Amedisys Hospice continues its amazing performance Hospice Admits, ADC and Revenue

Driving Top Line Growth: Home Health Total episodic volume growth continues to improve reaching 7.0% in 4Q 234 Opportunities Prospected 45 Opportunities Under Review 13 Active Processes Home Health Total Episodic Volume (ex. Florida closures)

Driving Top Line Growth: Personal Care Our Personal Care team has grown via acquisition and are now expert integrators 234 Opportunities Prospected 45 Opportunities Under Review 13 Active Processes Personal Care Total Hours / Quarter* * Includes closed acquisitions (1) East TN Personal Care Services has not yet closed Personal Care Total Hours / Quarter

Debt and Liquidity Metrics Our debt levels remain very low (0.0x net leverage ratio) providing us ample flexibility and available liquidity for strategic initiatives and inorganic growth opportunities Net debt defined as total debt outstanding ($91M) less cash balance ($86M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($142M). Liquidity defined as the sum of cash balance and available revolving line of credit. Credit facility and cash provide significant capital for accretive acquisitions and/or other capital deployment options

Cash Flow Statement Highlights (1) $29.7M in free cash flow for the quarter and $95.1 million for the year, with $33.7M in capital deployed to M&A opportunities Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) Amount of non-GAAP adjustments, excluding Florida ZPIC audit, legal settlements and deferred tax adjustment, have substantially decreased. Trend to continue throughout 2018. The financial results for the three-month periods ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, and year ended December 31, 2017 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.

2018 Guidance Discussion

Amedisys 2018 Preliminary Guidance Targeting 7% growth in revenue and 13% growth in EBITDA; EPS includes impact of tax reform. 2017 2018 Revenue Adjusted EBITDA $142.2M $1.54B $1.52B* Adjusted Earnings per Share $2.21 $158M – $163M $1.60B - $1.64B $2.97 – $3.08 *See slide 26 for estimated impact to revenue upon adoption of new revenue recognition accounting standard

# Amedisys 2018 Preliminary Guidance Considerations

Project solid revenue and earnings growth while continuing to invest in people and future organic growth.

## Amedisys Consolidated

- **Tax rate ~26 - 27%** (includes impact from Tax Cuts and Jobs Act)
- **Cash tax rate ~ 5%**
- Diluted share count **~34.85 million shares**
- Excludes potential acquisitions and related integration costs
- Capital Expenditures **~$7-$9 million**
- Benefits increase **~5% - 6%**
- Salary increase **~2% - 3%**
- Overall ~ **$9 million** investment in business development resources
- Excludes acquisition activity

## Home Health

- **Total admission growth ~ 5%**
- Focus on business development staffing strategy ~ **$6 million (Y/Y increase)**
- Continue focus on Quality of Care (Stars and Acute Care Hospitalization rates)
- Increase focus on underperforming care centers

## Hospice

- **Total admission growth ~ 10%**
- Continue to leverage industry-leading platform by exploring growth opportunities
  - Large acquisitions
  - Small acquisitions
  - Denovos ~ $1 million
- Addition of business development resources to maintain organic growth ~ **$3 million**

## Personal Care

- **Total billable hours growth ~ 7%**
- Employer Medical Assistance Contribution (EMAC) **~$1 million**
- Includes impact of Intercity acquisition (closed Q4-2017)

24

Reimbursement Outlook 2018 Reimbursement Impact for Home Health and Hospice Home Health Hospice 2018 Market Basket Update 1.0% Nominal Case Mix Adjustment -0.90 Estimated Industry Impact +0.1% Estimated AMED-Specific Impact -0.7% 2018 Market Basket Update 1.0% Productivity / Other Adjustment __ Estimated Industry Impact +1.0% Estimated AMED-Specific Impact +1.0%

Estimated Impact of Adoption of New Revenue Recognition Accounting Standard Amedisys will retrospectively adopt Accounting Standards Updates (“ASU”) 2014-09 & 2015-14, Revenue from Contracts with Customers (Topic 606), effective January 1, 2018. Amounts previously recognized as “Provision for Doubtful Accounts” will now be included in “Net Service Revenue” resulting in decreases in the following as detailed below: Net Service Revenue Gross Margin, Excluding Depreciation and Amortization Provision for Doubtful Accounts As Reported (GAAP) Retrospectively Adjusted (GAAP) 2015 2016 2017 2015 2016 2017 Net Service Revenue $1,280.5 $1,437.4 $1,533.7 $1,268.1 $1,419.3 $1,511.3 Gross Margin, Excluding Depreciation and Amortization $554.6 $604.4 $633.0 $540.5 $584.9 $607.9 Provision for Doubtful Accounts $14.1 $19.5 $25.1 __ __ __ Adjusted EBITDA $112.0 $109.9 $142.2 $112.0 $109.9 $142.2 Adjusted EPS $1.48 $1.55 $2.21 $1.48 $1.55 $2.21

EBITDA Seasonality Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger RPE Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises *EBITDA further adjusted for health insurance and workers compensation